UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21st, 2015

Paradigm Resource Management Corp
(Exact name of registrant as specified in its charter)

Nevada	001-34858	98-0568076
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1900 South Norfolk Street, Suite 350 San Mateo, CA	94403
(address of principal executive offices)	(zip code)

650 577-5933
(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 – DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On August 21st, 2015, The Board of Directors appointed Mr. Suichi Uda to join the Board as a full Director.

Mr. Suichi Uda, 43, is the founder & CEO of Dragoon Capital Inc., a full service investment-banking firm (Japanese Financial Service Agency License No. 1032). Mr. Uda has also held executive positions at Silvertail in London and as Chief Consultant for Funai Consulting Co., Ltd. prior to founding Dragoon Capital in Tokyo. Mr. Uda holds a BA in Industrial Design from the Kobe Design University.

ITEM 9.01 EXHIBITS

(d) Exhibits.

Exhibit #	Description

10.1	Board of Director’s Resolution Appointing New Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Paradigm Resource Management Corp

Dated: August 27th, 2015	/s/ Ted Ozaki

Ted Ozaki, Director